SCUDDER
                                                                 INVESTMENTS(SM)
                                                                     [LOGO]



------------------------
EQUITY/GLOBAL
------------------------

Scudder Emerging
Markets Growth Fund



Annual Report
October 31, 2000




The fund seeks long-term growth of capital.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      16   Glossary of Investment Terms

                      17   Investment Portfolio

                      25   Financial Statements

                      28   Financial Highlights

                      30   Notes to Financial Statements

                      38   Report of Independent Accountants

                      39   Tax Information

                      40   Shareholder Meeting Results

                      41   Officers and Directors

                      42   Investment Products and Services

                      44   Account Management Resources

Scudder Emerging Markets Growth Fund

--------------------------------------------------------------------------------
Class AARP                  ticker symbol  SEMMX               fund number  179
Class S                     ticker symbol  SEMGX               fund number  079
--------------------------------------------------------------------------------

Date of         o    As an asset class, emerging markets stocks declined
Inception:           sharply during the twelve months ended October 31, with
5/8/96               the most significant losses occurring in the second
                     half of the period. Despite the downturn, management
                     believes that investors should not lose sight of the
                     fact that many emerging markets nations offer improving
Total Net            fundamentals and a positive long-term outlook.
Assets as
of 10/31/00--   o    Fund performance bettered the index and was helped by
                     its holdings in Korea, Greece, and Taiwan, while its
Class AARP:          positions in Egypt and Brazil detracted from
$0.07 million        performance.

Class S:        o    Management continues to find opportunities in Mexico,
$72 million          Korea, and Brazil, as well as in countries that are
                     benefiting from higher oil prices.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

The past twelve months have been a time of extraordinary volatility for the global stock markets, and for the developing countries in particular. As the seemingly ideal investment environment of the first calendar quarter gave way to rising interest rates, higher oil prices, and a falling euro, investments perceived to have the highest degree of safety benefited from a "flight to quality." On the other end of the spectrum, investments that contain a higher degree of risk -- such as emerging markets equities -- declined sharply regardless of their fundamental strengths.

At times like these, it is important to remember that stock prices are not a perfect indicator of the fundamental trends that are unfolding within an individual company or even an entire region. The market tends to overshoot on the upside, valuing companies far above their actual worth (as was the case with many technology stocks in the spring), as well as on the downside, as has been the case with the many high-quality companies that have been swept away in the emerging markets' downturn in 2000. Investors, keeping in mind that emerging market investments are volatile by their nature, should nonetheless focus on the potential opportunities offered by investments with improving fundamentals, particularly when these positive trends are not being reflected in their market prices.

Emerging markets equities may offer just such an opportunity in the wake of their recent declines. Although a litany of external factors and short-term developments have unsettled investors in recent months, we believe many positive trends -- such as strong growth, improving corporate earnings, and meaningful reform in both the public and private sectors -- point to a favorable long-term outlook. While we understand that you may find declines in the value of your mutual fund holdings to be distressing, we nonetheless urge you to keep in mind that the emerging markets continue to be an area of positive, dynamic change. For more information on why the fund's management team holds a positive long-term outlook for the developing countries, please turn to the Portfolio Management Discussion that begins on page 10.

Thank you for your continued investment in Scudder Emerging Markets Growth Fund. For current information on the fund or your account, visit our Web site at www.scudder.com. There you'll find a wealth of information, including fund performance, the most recent news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin
President
Scudder Emerging Markets Growth Fund

Performance Update
--------------------------------------------------------------------------------
                                                                October 31, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

            Scudder Emerging             IFC Emerging
            Markets Growth               Markets Investable
            Fund -- Class S              Index*

                10000                       10000
                10559                        9676
                12727                       10621
                11986                        8711
                12252                        9013
                 8565                        6182
                 9398                        8236
                 9754                        8833
                11206                       10057
                 9207                        8049

                         Yearly periods ended October 31

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                          Total Return
                               Growth of                               Average
Period ended 10/31/2000         $10,000          Cumulative             Annual
--------------------------------------------------------------------------------
Scudder Emerging Markets Growth Fund -- Class S
--------------------------------------------------------------------------------
1 year                         $   9,455            -5.45%               -5.45%
--------------------------------------------------------------------------------
Life of Fund**                 $   9,337            -6.63%               -1.52%
--------------------------------------------------------------------------------
IFC Emerging Markets Investable Index*
--------------------------------------------------------------------------------
1 year                         $   9,112            -8.88%               -8.88%
--------------------------------------------------------------------------------
Life of Fund**                 $   8,049           -19.51%               -4.79%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE SCUDDER EMERGING MARKETS GROWTH FUND -- CLASS S TOTAL RETURN (%) AND IFC EMERGING MARKETS INVESTABLE INDEX* TOTAL RETURN (%)


                                   Yearly periods ended October 31
                          1996**    1997    1998   1999    2000
--------------------------------------------------------------------------------
Fund Total
Return (%)                  7.08*** 13.51  -28.54  13.89  -5.45
--------------------------------------------------------------------------------
Index Total
Return (%)                 -3.24    -9.97  -29.04  42.90  -8.88
--------------------------------------------------------------------------------
Net Asset
Value ($)                  12.85    14.56   10.36  11.75  11.11
--------------------------------------------------------------------------------
Income
Dividends
($)                           --      .03     .06    .04     --
--------------------------------------------------------------------------------



* IFC Emerging Markets Investable Index is an unmanaged capitalization-weighted measure of stock markets in emerging market countries worldwide. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on May 8, 1996. Index comparisons begin May 31, 1996.

*** Total return does not reflect the effect to the shareholder of the applicable redemption fees.

         On October 2, 2000, existing shares of the Fund were redesignated as Class S shares. In addition, the Fund commenced offering Class AARP shares. The total return information provided is for the Fund's Class S shares.

         All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the Fund would have been lower. Portfolio Summary

Portfolio Summary
--------------------------------------------------------------------------------
                                                                October 31, 2000

--------------------------------------------------------------------------------
Geographical
--------------------------------------------------------------------------------
A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

(Excludes 5% Cash Equivalents)                             During the period, we
Latin America               31%                             focused on countries
Pacific Basin               25%                               making progress on
Europe                      20%                           structural reform such
Africa                      14%                               as Brazil, Turkey,
Other                       10%                               Korea, and Mexico.
------------------------------------
                           100%
------------------------------------




--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

(Excludes 5% Cash Equivalents)                         The fund is maintaining
Communications              27%                         substantial weightings
Consumer Staples            18%                        in countries benefiting
Financial                   16%                        from strong oil prices.
Technology                  11%
Energy                      10%
Metals & Minerals            6%
Consumer Discretionary       4%
Manufacturing                4%
Health                       2%
Other                        2%
------------------------------------
                           100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(25% of Portfolio)                                     The fund's top holdings
                                                          reflect management's
  1.     Fomento Economico Mexicano S.A. de C.V.         focus on well-managed
         Producer of beer and soft drinks in Mexico     companies in countries
                                                         with favorable growth
  2.     Korea Telecom Corp.                                  characteristics.
         Provider of telecommunications services in Korea

  3.     Petroleo Brasileiro S.A.
         Producer of petroleum products in Brazil

  4.     ITI Holdings S.A.
         Provider of telecommunication services in Poland

  5.     Surgutneftegaz
         Producer of oil and natural gas in Russia

  6.     Taiwan Semiconductor Manufacturing Co.
         Manufacturer of integrated circuits in Taiwan

  7.     Netia Holdings S.A.
         Provider of fixed-line telecommunications services in Poland

  8.     Samsung Electronics Co.
         Electronics manufacturer in Korea

  9.     Hon Hai Precision Industry Co., Ltd.
         Manufacturer of electronic products in Taiwan

 10.     Al Ahram Beverages Co.
         Beverage producer in Egypt


For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                October 31, 2000

We asked Joyce Cornell, lead portfolio manager of Scudder Emerging Markets Growth Fund, to discuss the recent market environment and the fund's current investment strategy over the twelve-month period ended October 31, 2000.

Q: Emerging markets equities have performed poorly during the past year. Why?

A: The emerging markets have been afflicted by a combination of rising oil prices, conflict in the Middle East, a sell-off in global technology stocks over the second half of the reporting period, and the steady weakening of the euro. Another key problem at the moment is liquidity, or -- in other words -- the flow of money in the world economy. Both the U.S. Federal Reserve and the European Central Bank have been raising interest rates over the course of the past year, and ongoing bad loan problems in Japan have led to a reduction in bank lending. This has led to a lower availability of credit, which has dampened the economies of the emerging markets. To make matters worse, the U.S. economy has been absorbing much of the world's excess savings, leaving little for other markets to tap.

In Asia, where the fund holds 24% of net assets, stocks plunged during the final six months of the reporting period. The decline in the Nasdaq was a key factor behind the downturn, but the region's markets were further impacted by region-specific difficulties, such as political issues in Taiwan and concerns over the slowing pace of restructuring in Korea. Additionally, Asian currencies were weak across the board in the face of a strong dollar. The investment picture in Latin America was brighter, but stocks fell nonetheless. In that region, we are encouraged by the strong performance from the economies of Mexico and Brazil, as well as the positive developments on the political front in both countries.

Q: Why did the fund outperform in relation to its benchmark?

A: For the twelve-month period ended October 31, 2000, the Class S shares of the fund's total return was -5.45%, versus a return of -8.88% for its unmanaged benchmark, the IFC Emerging Markets Investable Index. The single largest contributor to the fund's outperformance was good stock picking in Korea. While the Korean index fell 37%, our picks lost only 15.5%. Solid stock picking in Taiwan and Poland also helped. Being overweight in Polish stocks was another cause for our performance -- our holdings rose 12% in a down market. An underweight in Greece, which fell more than average, was another factor.

Q: How is the portfolio positioned at present?

A: We continue to focus on countries that are making progress on structural reform; Brazil, Turkey, Korea, and Mexico are the strongest in this category. We are maintaining substantial weightings in countries benefiting from strong oil prices, such as Egypt, Russia, and Oman. Mexico and Brazil also fall in this category. We also continue to overweight countries with a relatively low level of correlation with the established markets, such as Egypt, Poland, Hungary, Turkey, and Morocco, although we have generally scaled back our exposure to some of these markets to make room for countries that have been undertaking structural reforms, such as Brazil and Korea. Recent additions in Brazil, where we are encouraged by improving economic conditions and government efforts to finally enact meaningful tax and pension reform, and Turkey, where the implementation of a stabilization package should result in lower inflation and better economic conditions. We have also added to positions in Morocco, which could benefit from the recent discovery of a major gas deposit, and Russia, which has benefited from higher oil prices. We have been reducing the fund's position in Taiwan due to its vulnerability to softening electronics demand. The political turmoil that erupted during September jeopardizes necessary economic reforms and heightens uncertainty in the relationship with mainland China.

Q: Mexico is now the fund's number one country holding. What factors have led you to build up a large position there?

A: Mexico has been transforming itself steadily over the past six years. Domestic and external deficits have been substantially reduced, and the currency has been managed in an exemplary fashion. The rehabilitation of the banking system is nearly complete. With several banks having been sold to larger global companies, the system is increasingly being operated to global standards. In addition, the trends in foreign direct investment, real wages, unemployment, and inflation are all positive.

Politically, Mexico is becoming a functioning democracy. Vicente Fox's convincing victory in the recent presidential election was a watershed event, heralding a new era in the country's history. We believe that his victory will be a major long-term positive for the equity markets. Over time, it is likely that the declining risk level in Mexico will be appreciated by the global investment community, leading to a positive rerating of the market and encouraging even greater inflow of direct investment. In the portfolio, we are emphasizing consumer companies over exporters, as a slowdown in the U.S. could hurt the latter to a greater degree.

Q: The fund's number two country weighting is in Korea. What is your outlook for that country?

A: Korea provides an example of both the positive trends and risks inherent in the emerging markets. On one hand, the country has a lot going for it: political leaders that are committed to reform, a flexible and educated work force, a growing awareness of minority shareholder rights, and a newfound focus on profitability and returns on capital. On the other hand, Korea has just about borrowed to capacity to restructure its banking system, and time may be running out. In addition, we continue to find evidence of mid-level bureaucrats tampering with market forces and meddling in companies' investment decisions.

In this sense, Korea represents the crosscurrents in which many emerging markets find themselves. Staggering potential and renewed momentum for change are set against the ballast of vested interests and the old, nearly feudal economic system. The juxtaposition of these elements yields a stop-and-go evolutionary process that is buffeted by external factors such as oil prices and export demand. As is the case with other countries, we will therefore stay positioned to take advantage of the region's opportunities while still watching closely to ensure that the potential rewards continue to outweigh the risks.

Q: After such a difficult year, investors may be asking themselves, "Why the emerging markets, and why now?" What is your answer to this question?

A: The most important thing to keep in mind is that we have seen a dramatic improvement in the fundamentals of many emerging markets. The crises these countries have experienced in recent years have prompted many of them to reform. We point to Mexico, Korea, Turkey, Brazil, and even Russia as prime examples. Having experienced hardships, governments in these countries have spent the last few years improving their fiscal positions, shoring up foreign exchange reserves, restructuring and/or reducing their foreign debts, opening up their economies to foreigners, and generally demonstrating a greater willingness to let market forces decide which companies fail or succeed. What's more, companies are placing greater emphasis on shareholder value and are focusing more on profits rather than market share. The resulting improvement in returns on equity, combined with the fact that many of the emerging markets economies are emerging from recessions, should translate into dramatic improvements in earnings. Finally, we are encouraged by the fact that many of these markets are trading at or near their historic lows in terms of their valuations.

It is our contention that the weakness in emerging markets equities will change in the not-too-distant future. As the U.S. economy (along with U.S. corporate profitability) slows and stock market performance tapers off to more normal levels, the U.S. should become less of a magnet for the world's excess savings. At the same time, economic growth and corporate profitability in the emerging markets should pick up, improving their relative attractiveness. While there are sure to be more bumps along the road as the process of reform takes hold in the developing countries, we believe that the long-term picture is positive.

The opinions expressed are those of the portfolio management team as of October 31, 2000, and may not actually come to pass.

Scudder Emerging Markets Growth Fund:
A Team Approach to Investing

Scudder Emerging Markets Growth Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead portfolio manager Joyce E. Cornell has overall responsibility for the fund's day-to-day management and investment strategies. Ms. Cornell joined the Adviser in 1991 and has been a portfolio manager with the Adviser since 1993.

Portfolio manager Tara C. Kenney joined the Adviser in 1995 and has over 12 years of financial industry experience.

Portfolio manager Andre J. DeSimone joined the Adviser in 1997 after three years as Chief Executive Officer of a stock brokerage company in Kenya. Mr. DeSimone also has seven years of experience in investment banking on Wall Street.

Glossary of Investment Terms
--------------------------------------------------------------------------------

Currency Exchange  The price at which one country's currency can be exchanged
             Rate into another currency. When a country's currency rises relative to other currencies, this decreases the buying power of foreign purchasers of that country's goods and services and tends to hurt the earnings of companies that export; by contrast, a weak currency promotes exports. From the perspective of a U.S. investor in overseas securities, a weakening U.S. dollar adds to total returns, as assets denominated in foreign currencies then translate into more in dollar terms; a strengthening dollar relative to foreign currencies reduces returns to U.S. investors.

   Foreign Direct  Investment in a country's businesses by foreign citizens,
       Investment  usually involving majority stock ownership of the enterprise. For example, a U.S. corporation that wishes to sell its cars in Europe forms a joint venture with a French auto company to construct a production facility in France.

        Weighting Refers to the allocation of assets -- usually in terms of (over/under) sectors, industries, or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                      as of October 31, 2000
--------------------------------------------------------------------------------

                                                               Principal
                                                               Amount ($)  Value ($)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Short-Term Investments 5.2%
------------------------------------------------------------------------------------

 Student Loan Marketing Association, 6.45%**,                            -----------
    11/1/2000 (Cost $3,705,000) ...........................    3,705,000   3,705,000
                                                                         -----------

                                                                 Shares
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Common Stocks 94.8%
------------------------------------------------------------------------------------

 Bolivia 0.2%
 Corriente Resources, Inc.* (Explorer and producer of gold,
    bismuth, tin and tungsten in South America) ...........      224,800     177,066
                                                                         -----------
 Botswana 0.2%
 Sechaba Breweries Ltd. (Holding company with interest in
    brewery and beverage companies) .......................      167,900     136,523
                                                                         -----------
 Brazil 11.9%
 Aracruz Celulose S.A. "B" (ADR) (Producer of eucalyptus
    kraft pulp) ...........................................       22,000     330,000
 Banco Itau S.A. (pfd.) (Provider of commercial
    banking services) .....................................   12,355,200     965,656
 Brasil Telecom Participacoes S.A. (pfd.) (ADR) (Provider
    of telecommunication services) ........................        9,560     518,043
 Compahnia de Bebidas das Americas (pfd.) (ADR)
    (Producer of beverages) ...............................       24,900     561,815
 Companhia Brasileira de Distribuicao Grupo Pao
    de Acucar (pfd.) (ADR) (Operator of hypermarkets,
    supermarkets and appliance stores) ....................        7,500     267,198
 Companhia Paranaense de Energia-- Copel (pfd.) "B"
    (ADR) (Distributor of electric power) .................       95,473     865,234
 Companhia Vale do Rio Doce (pfd.) "A" (Operator of
    diverse mining and industrial complex) ................       21,525     498,474
 Companhia Vale do Rio Doce (pfd.) (ADR) ..................        4,700     110,450
 Electropaulo Metropolitana (Distributor of electric power
    in Brazil) ............................................    4,350,300     244,991
 Embratel Participacoes S.A. (pfd.) (ADR) (Provider of
    telecommunication services) ...........................       40,400     653,975
 Petroleo Brasileiro S.A. (ADR)* (Producer and marketer of
    petroleum and petroleum products) .....................       32,400     941,625
 Petroleo Brasileiro S.A. (pfd.) ..........................       36,087     961,244
 Tele Centro Sul Participacoes S.A. (pfd.) (Provider of
    cellular telecommunication services) ..................    4,000,700      43,523

    The accompanying notes are an integral part of the financial statements.

                                                           Shares       Value ($)
------------------------------------------------------------------------------------

 Tele Nordeste Celular Participacoes S.A. (pfd.) (ADR)
    (Provider of cellular telecommunications services) ....       7,600     313,500
 Tele Norte Leste Participacoes S.A. (pfd.) (ADR)
    (Provider of telecommunication services) ..............      54,000   1,194,750
 Telecomunicacoes de Minas Gerais S.A. "B" (pfd.)
    (Provider of telecommunication services) ..............         395          16
 Telecomunicaoes de Minas Gerais S.A. "C" (pfd.) ..........         395           8
 Votorantim Celulose e Papel S.A. (pfd.) (Producer and
    exporter of printing, writing and other special papers)   1,750,000      58,763
                                                                        -----------
                                                                          8,529,265
                                                                        -----------
 Chile 3.6%
 Companhia Cervecerias Unidas S.A. (ADR) (Bottler and
    distributor of beer, soft drinks and mineral water) ...       4,600      88,838
 Empresa Nacional De Telecom (Provider of
    telecommunication services) ...........................     150,000   1,288,682
 Vina Concha y Toro S.A. (ADR) (Producer and
    distributor of wine) ..................................      30,000   1,151,250
                                                                        -----------
                                                                          2,528,770
                                                                        -----------
 China 2.4%
 China Mobil Ltd. (ADR)* (Provider of cellular
    telecommunications services) ..........................      29,100     891,139
 China Petroleum and Chemical Corp. "H"* (Explorer and
    producer of oil and natural gas and petroleum
    products in China) ....................................   3,840,000     753,366
                                                                        -----------
                                                                          1,644,505
                                                                        -----------
 Croatia 1.4%
 Pliva D.D. (GDR) (Pharmaceutical company) ................      93,400     985,370
                                                                        -----------
 Czech Republic 0.3%
 Ceske Radiokomunikace (GDR)* (Provider of TV and radio
    signal transmission services) .........................       6,600     247,500
                                                                        -----------
 Egypt 6.2%
 Al Ahram Beverages Co. "S.A.E." (GDR)* (Producer of
    beverages) ............................................     102,000   1,295,400
 Commercial International Bank (Provider of commercial
    bank services) ........................................      41,250     361,486
 Eastern Tobacco Co. (Producer of tobacco products) .......      35,500     524,003
 Egyptian Mobile Phone Network* (Provider of
    cellular telecommunication services) ..................      65,506   1,288,169
 International Foods Co.* (Producer and distributor of
    food products) (b) ....................................      33,991     207,110
 Orascom Construction Industries* (Provider of
    construction services) ................................      20,100     192,180

    The accompanying notes are an integral part of the financial statements.

                                                               Shares     Value ($)
------------------------------------------------------------------------------------

 Orascom Hotel Holdings* (Operator of hotels) ..............   154,500     205,863
 Orascom Telecommunications (GDR)* (Operator and
    participant in joint ventures that provide
    telecommunication services) ............................    10,600      64,660
 Oriental Weavers Corp. (Carpet manufacturer) ..............    13,000     115,150
 Suez Cement Co. (Manufacturer of cement and
    building materials) ....................................    18,594     170,610
                                                                       -----------
                                                                         4,424,631
                                                                       -----------
 Estonia 0.8%
 AS Eesti Telekom (GDR) (Provider of
    telecommunication services) ............................    24,000     372,000
 Hansabank Ltd. (Provider of commercial banking services) ..    23,300     169,285
                                                                       -----------
                                                                           541,285
                                                                       -----------
 Greece 3.1%
 Alpha Credit Bank A.E. (Provider of commercial banking) ...    20,003     739,482
 Ethniki General Insurance Co. (Provider of insurance and
    reinsurance services) ..................................     7,300     126,450
 Hellenic Telecommunications Organization S.A. (OTE)
    (Provider of telecommunication services) ...............    31,900     557,355
 National Bank of Greece S.A. (Provider of banking services)    20,200     767,971
                                                                       -----------
                                                                         2,191,258
                                                                       -----------
 Hungary 3.5%
 EGIS Rt. (Producer of pharmaceutical products) ............    10,700     451,841
 Gedeon Richter Rt. (Producer and manufacturer of
    pharmaceutical products) ...............................     5,000     243,214
 MOL Magyar Olaj-es Gazipari Rt. "B" (Producer of crude
    oil, petroleum products and natural gas) ...............    55,100     851,668
 Magyar Tavkozlesi Rt. (ADR) "B" (Provider of
    telecommunication services) ............................     6,700     157,450
 Matav Rt. "A" (Provider of telecommunication services) ....    77,000     342,531
 OTP Bank Rt. (Provider commercial banking services) .......    10,000     463,864
                                                                       -----------
                                                                         2,510,568
                                                                       -----------
 India 3.4%
 Dr. Reddy's Laboratories Ltd. (Manufacturer and exporter
    of pharmaceuticals) ....................................    11,500     344,153
 HCL Technologies Ltd. (Provider of IT services
    and consulting) ........................................     4,300     109,191
 HDFC Bank Ltd. (Provider of corporate banking and
    custodial services) ....................................    21,900     116,851
 Hindalco Industries Ltd. (Miner/refiner of aluminum) ......    24,000     366,212
 Housing Development Finance Corp., Ltd. (Provider of
    housing finance to individuals, corporations and
    developers) ............................................    14,000     140,717


    The accompanying notes are an integral part of the financial statements.

                                                                Shares     Value ($)
------------------------------------------------------------------------------------

 Infosys Technologies Ltd. (ADR) (Provider of IT services
    and consulting) .......................................         800     110,000
 Infosys Technologies Ltd. ................................       2,600     397,917
 Satyam Computer Services Ltd. (Provider of IT services) ..      86,000     564,062
 Videsh Sanchar Nigam Ltd. (Provider of international
    telecommunication services) ...........................      52,200     235,120
 Videsh Sanchar Nigam Ltd. (ADR) ..........................       9,900      73,013
                                                                        -----------
                                                                          2,457,236
                                                                        -----------
 Indonesia 0.2%
 PT Bank Indonesia Warrants* (Bank) .......................      44,588         181
 PT Lippo Bank Tbk* (Provider of commercial and foreign
    exchange banking services) ............................   8,000,000      55,585
 PT Lippo Bank Tbk, Certificates* (b) .....................   5,155,000          --
 PT Lippo Bank Tbk, Class C Warrants* .....................   5,155,000          --
 PT Ramayana Lestari Sentosa Tbk  (Operator of
    department stores) ....................................     210,000     101,016
                                                                        -----------
                                                                            156,782
                                                                        -----------
 Israel 1.7%
 Check Point Software Technologies, Ltd.* (Developer,
    marketer and supporter of management solutions for
    active networks) ......................................       7,520   1,190,980
 Orckit Communications Ltd. (Designer of high speed
    data access systems) ..................................       1,100       5,431
                                                                        -----------
                                                                          1,196,411
                                                                        -----------
 Jordan 0.9%
 Aramex International Ltd.* (Provider of express delivery
    and freight forwarding in the Middle East and India) ..      17,700     159,577
 HIKMA (Manufacturer of pharmaceuticals) (b) ..............      68,000     487,549
                                                                        -----------
                                                                            647,126
                                                                        -----------
 Kenya 0.4%
 Sasini Tea & Coffee Ltd. (Producer of coffee and tea) ....     620,000     265,658
                                                                        -----------
 Korea 12.3%
 Hankook Tire Co., Ltd. (Manufacturer of
    tires, tire tubes, batteries and aluminum alloy wheels)           2           4
 Hite Brewery Co., Ltd. (Producer of beer, liquor and
    natural mineral drinking water) .......................      22,774   1,019,074
 Housing & Commercial Bank (Provider of commercial
    banking and financial services) .......................      38,641     929,083
 Korea Telecom Corp. (Provider of telecommunication
    services) .............................................      16,700     983,648
 Korea Telecom Corp. (ADR) ................................      31,370   1,156,769

    The accompanying notes are an integral part of the financial statements.

                                                             Shares    Value ($)
--------------------------------------------------------------------------------

 Korea Telecom Freetel (Provider of personal mobile
    communication services) ..............................    14,200     500,589
 Korea Tobacco and Ginseng Corp. (Manufacturer of
    tobacco products) ....................................    19,670     312,126
 SK Telecom Co., Ltd. (Provider of mobile
    telecommunications services) .........................     5,600   1,193,846
 Samsung Electro-Mechanics Co., Ltd. (Manufacturer of
    precision and electronic parts) ......................    11,022     352,704
 Samsung Electronics Co. (Manufacturer of industrial
    electronic parts and consumer products) ..............    11,470   1,436,901
 Samsung Securities Co., Ltd. (Provider of brokerage,
    investment and underwriting services) ................    12,004     217,391
 Shinsegae Department Store Co. (Operator of
    department stores) ...................................    14,000     644,923
                                                                     -----------
                                                                       8,747,058
                                                                     -----------
 Mauritius 0.2%
 New Mauritius Hotels Ltd. (Operator of hotels) ..........    80,700     114,858
                                                                     -----------
 Mexico 12.6%
 Consorcio ARA, S.A. de C.V.* (Developer of low-income
    housing) .............................................   588,000     829,148
 Fomento Economico Mexicano S.A. de C.V. "B" (Producer
    of beer and soft drinks) .............................   834,000   3,175,647
 Gruma S.A. de C.V. "B"* (Producer and distributor of
    corn flour) ..........................................    60,053      50,256
 Grupo Bimbo S.A. de C.V. "A" (Producer of
    bread and other baked goods) .........................   222,000     308,401
 Grupo Financiero Banamex Accival, S.A. de CV* (Provider
    of individual, commercial and retail banking services) 505,500 785,787 Grupo Financiero Banorte S.A. de C.V. "O"* (Provider of
    financial services) ..................................   410,000     612,459
 Grupo Modelo S.A. de C.V "C" (Producer and distributor
    of beverages) ........................................   134,000     357,445
 Grupo Televisa S.A. de C.V. (GDR)* (Operator of
    entertainment businesses) ............................     9,500     514,188
 Nueva Grupo Mexico S.A. "B"* (Processor and marketer of
    copper, silver, gold, molybdenum, lead and zinc) .....    73,100     243,170
 Organizacion Soriana S.A. de C.V. "B" (Owner and
    operator of the Soriana chain of hypermarkets) .......   128,000     401,695
 Telefonos de Mexico S.A. de C.V. "L" (ADR) (Provider of
    telecommunication services) ..........................    12,130     654,262
 Tubos de Acero de Mexico S.A. (ADR) (Manufacturer of
    various types of pipes, casings and tubing) ..........    49,200     748,332

    The accompanying notes are an integral part of the financial statements.

                                                                Shares     Value ($)
------------------------------------------------------------------------------------

 Wal-Mart de Mexico S.A. de C.V. "V"* (Operator of
    department stores, supermarkets, wholesale outlets
    and restaurants) ......................................     123,000     295,936
                                                                        -----------
                                                                          8,976,726
                                                                        -----------
 Morocco 1.4%
 Omnium Nord Africaine (Diversified holding company) ......       4,750     496,113
 Societe des Brasseries du Marocain (Distributor of beer
    and carbonated beverages) .............................       1,600     233,697
 Wafabank (Provider of commercial bank services) ..........       3,107     238,774
                                                                        -----------
                                                                            968,584
                                                                        -----------
 Nigeria 0.5%
 First Bank of Nigeria PLC (Provider of commercial
    banking services) .....................................   1,125,000     161,359
 Guiness Nigeria PLC* (Producer of beer) ..................     750,000     218,978
                                                                        -----------
                                                                            380,337
                                                                        -----------
 Oman 1.8%
 Bank Muscat Al-Ahla Al-Oman (Provider of commercial
    banking services) (b) .................................       5,250      40,229
 National Bank of Oman Ltd.* (Provider of commercial
    banking services) .....................................     113,981     814,192
 Oman Cable Industry SAOG*  (Manufacturer of
    electrical wires and cables) (b) ......................      18,685     170,358
 Oryx Fund, Ltd.* (Mutual fund which invests in the
    securities of developing markets) .....................      30,575     259,898
                                                                        -----------
                                                                          1,284,677
                                                                        -----------
 Peru 1.0%
 Compania de Minas Buenaventura S.A. "B" (Explorer and
    producer of gold and silver) ..........................     104,000     675,941
 Gitennes Exploration Inc.* (Explorer and developer of gold
    mining properties in Peru) ............................      54,000       8,861
                                                                        -----------
                                                                            684,802
                                                                        -----------
 Poland 5.7%
 Bank Polska Kasa Opieki S.A.* (Provider of commercial
    banking services) .....................................      30,200     302,227
 Central European Distribution Corp.* (Distributor of
    alcoholic beverages) ..................................      36,200     131,225
 ITI Holdings S.A.* (Provider of telecommunications
    services) (b) .........................................       3,700   1,672,400
 KGHM Polska Miedz S.A.* (Producer of copper and silver) ..         150         814
 Netia Holdings S.A.* (Provider of telecommunications
    services) .............................................      84,300   1,480,443
 Telekomunikacja Polska S.A. (Owner and operator of
    telecommunication networks) ...........................      67,000     343,183

    The accompanying notes are an integral part of the financial statements.

                                                                  Shares   Value ($)
------------------------------------------------------------------------------------

 Wielkopolski Bank Kredytowy S.A. (Provider of commercial
    banking services) .....................................        9,600      44,007
 Zaklady Lentex S.A. (Producer of PVC products used in
    cars, footwear, housing and public construction) ......       12,000      65,856
                                                                         -----------
                                                                           4,040,155
                                                                         -----------
 Russia 3.9%
 LUKoil Holdings (ADR) (Extracter, transporter, refiner and
    provider of oil and gas) ..............................       14,150     762,331
 Mobile Telesystem (ADR)* (Provider of cellular phone
    service) ..............................................       13,600     375,700
 Surgutneftegaz (ADR) (Producer of oil and natural gas) ...      125,700   1,649,813
                                                                         -----------
                                                                           2,787,844
                                                                         -----------
 South Africa 2.7%
 Anglo American Platinum Corp. (Producer of platinum) .....       21,900     853,999
 Gold Fields Ltd. (Operator of gold mining, development
    and exploration) ......................................       61,500     182,915
 Harmony Gold Mining Co., Ltd. (Operator of gold
    mining) ...............................................       98,813     376,835
 Sappi Ltd. (Producer of pulp paper and timber) ...........       69,000     472,465
                                                                         -----------
                                                                           1,886,214
                                                                         -----------
 Taiwan 5.8%
 Bank Sinopac (Provider of commercial banking services) ...    1,224,557     509,916
 Chinatrust Commercial Bank (Provider of commercial
    banking services) .....................................      680,598     431,958
 Compal Electronics Inc. (Manufacturer and marketer of
    notebook computers and color monitors) ................       45,000      68,684
 Hon Hai Precision Industry Co., Ltd. (Manufacturer of
    electronic products) ..................................      270,000   1,412,694
 Realtek Semiconductor Corp. (Manufacturer of
    integrated circuits) ..................................       24,400      91,028
 Taiwan Semiconductor Manufacturing Co., Ltd.
    (Manufacturer of integrated circuits) .................      526,732   1,598,134
 United Microelectronics Corp., Ltd. (Manufacturer of
    integrated circuits) ..................................          200         353
                                                                         -----------
                                                                           4,112,767
                                                                         -----------
 Tunisia 0.5%
 Societe Frigorifique et Brasserie de Tunis S.A. (Producer
    of beverages) .........................................        3,200     348,619
                                                                         -----------
 Turkey 5.3%
 Anadolu Efes Biracilik ve Malt Sanayii A.S.*
    (Operator of breweries) ...............................   18,603,333   1,090,657
 Dogan Sirketler Grubu Holdings A.S. (Industrial
    conglomerate) .........................................   33,109,300     570,197

    The accompanying notes are an integral part of the financial statements.

                                                           Shares       Value ($)
------------------------------------------------------------------------------------

 Hurriyet Gazetecilik ve Matbaacilik A.S. (Publisher of
    weekly newspapers) ....................................   14,098,000     169,437
 Koc Holding A.S. (Holding company with interests in the
    automotive and durable goods industries) ..............    6,112,200     389,694
 Migros Turkey (Operator of retail stores) ................    7,200,000     991,968
 Turkcell Iletisim Hizmet (ADR)* (Provider of cellular
    telephone voice and data transmission services) .......       14,900     162,969
 Turkiye Garanti Bankasi AS* (Provider of banking services)   20,011,434     205,312
 Yapi ve Kredi Bankasi A.S. (Provider of commercial banking
    services) .............................................   18,720,000     161,881
                                                                         -----------
                                                                           3,742,115
                                                                         -----------
 Zimbabwe 0.9%
 Delta Corp., Ltd. (Operator of breweries) (b) ............      902,031     149,096
 Econet Wireless Holdings Ltd.* (Provider of
    telecommunication services) (b) .......................    1,361,100     267,158
 Tanganda Tea Company Ltd. (Producer and distributor
    of tea products) (b) ..................................      856,212     241,768
                                                                         -----------
                                                                             658,022
                                                                         -----------

------------------------------------------------------------------------------------
Total Common Stocks (Cost $67,432,016)                                    67,372,732
------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $71,137,016) (a)                71,077,732
------------------------------------------------------------------------------------


*        Non-income producing security.

**       Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $71,238,196. At October 31, 2000, net unrealized depreciation for all securities based on tax cost was $160,464. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,992,177 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,152,641.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $3,235,668 (4.52% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 2000 aggregated $3,627,985. These securities may also have certain restrictions as to resale.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of October 31, 2000
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $71,137,016) .........................   $  71,077,732
Foreign currency, at value (cost $1,180,041) ...................................       1,162,889
Receivable for investments sold ................................................         517,140
Dividends receivable ...........................................................          84,199
Receivable for Fund shares sold ................................................          10,952
Foreign taxes recoverable ......................................................           4,080
Due from Adviser ...............................................................          34,447
                                                                                 ---------------
Total assets ...................................................................      72,891,439

Liabilities
------------------------------------------------------------------------------------------------
Due to custodian bank ..........................................................          88,451
Payable for investments purchased ..............................................         502,859
Payable for Fund shares redeemed ...............................................         143,203
Accrued management fee .........................................................         150,778
Accrued reorganization costs ...................................................           1,747
Accrued Directors' fees and expenses ...........................................          81,500
Other accrued expenses and payables ............................................         326,192
                                                                                 ---------------
Total liabilities ..............................................................       1,294,730
------------------------------------------------------------------------------------------------
Net assets, at value                                                               $  71,596,709
------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------
Net assets consist of:
Accumulated distributions in excess of net investment income ...................         (29,239)
Unrealized depreciation on:
  Investments ..................................................................         (59,284)
  Foreign currency related transactions ........................................         (18,550)
Accumulated net realized gain (loss) ...........................................     (39,263,711)
Paid-in capital ................................................................     110,967,493
------------------------------------------------------------------------------------------------
Net assets, at value                                                               $  71,596,709
------------------------------------------------------------------------------------------------
Net Asset Value
Class AARP
Net Asset Value, offering and redemption price per share ($70,729 / 6,366 shares
   of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)    $       11.11
Class S
Net Asset Value, offering and redemption price per share ($71,525,980/ 6,436,214 shares of capital stock outstanding, $.01 par value, 100,000,000 shares
   authorized) .................................................................   $       11.11

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the year ended October 31, 2000
--------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $124,688) ..........   $ 1,172,151
Interest .......................................................       327,188
                                                               ---------------
Total Income ...................................................     1,499,339
                                                               ---------------
Expenses:
Management fee .................................................     1,317,881
Services to shareholders .......................................       523,997
Custodian and accounting fees ..................................       607,432
Administrative fee .............................................        39,285
Auditing .......................................................        77,646
Legal ..........................................................        27,338
Directors' fees and expenses ...................................       113,718
Reports to shareholders ........................................        18,356
Registration fees ..............................................        24,537
Reorganization fees ............................................        30,005
Other ..........................................................        16,057
                                                               ---------------
Total expenses, before expense reductions ......................     2,796,252
Expense reductions .............................................      (379,513)
                                                               ---------------
Total expenses, after expense reductions .......................     2,416,739
------------------------------------------------------------------------------
Net investment income (loss)                                          (917,400)
------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments (net of foreign taxes of $22,781) ..................     5,666,874
Foreign currency related transactions (including CPMF
  tax of $14,657) ..............................................      (299,973)
                                                               ---------------
                                                                     5,366,901
                                                               ---------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................    (5,218,967)
Foreign currency related transactions ..........................         1,012
                                                               ---------------
                                                                    (5,217,955)

--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                             148,946
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $   (768,454)
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------
Statements of Changes in Net Assets
------------------------------------------------------------------------------------
                                                          Years Ended October 31,
Increase (Decrease) in Net Assets                        2000             1999
------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................   $    (917,400)   $    (407,810)
Net realized gain (loss) on investment transactions       5,366,901      (11,692,846)
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......      (5,217,955)      26,754,234
                                                    ---------------  ---------------
Net increase (decrease) in net assets resulting
   from operations ................................        (768,454)      14,653,578
                                                    ---------------  ---------------
Distributions to shareholders from:
Net investment income .............................              --         (211,905)
                                                    ---------------  ---------------
In excess of net investment income ................              --         (175,892)
                                                    ---------------  ---------------
Fund share transactions:
Proceeds from shares sold .........................      23,095,788       22,608,308
Reinvestment of distributions .....................              --          324,120
Cost of shares redeemed ...........................     (53,458,775)     (59,509,301)
Redemption fees ...................................          88,154          149,185
                                                    ---------------  ---------------
Net increase (decrease) in net assets from Fund
   share transactions .............................     (30,274,833)     (36,427,688)
                                                    ---------------  ---------------
Increase (decrease) in net assets .................     (31,043,287)     (22,161,907)
Net assets at beginning of period .................     102,639,996      124,801,903
Net assets at end of period (including accumulated
   distributions in excess of net investment income
   of $29,239 and $64,694, respectively) ..........   $  71,596,709    $ 102,639,996

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class AARP

--------------------------------------------------------------------------------
                                                                        2000(a)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $11.69
                                                                       ---------
--------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------
  Net investment income (loss) (b)                                       (.02)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     (.56)
                                                                       ---------
--------------------------------------------------------------------------------
  Total from investment operations                                       (.58)
--------------------------------------------------------------------------------
  Redemption fees                                                          --
--------------------------------------------------------------------------------
Net asset value, end of period                                         $11.11
                                                                       ---------
--------------------------------------------------------------------------------
Total Return (%) (c)                                                    (4.96)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                    .07
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                    1.90*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                (.13)**
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                42
--------------------------------------------------------------------------------


(a) For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.

(b)      Based on monthly average shares outstanding during the period.

(c) Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.

*        Annualized

**       Not annualized

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S (a)

------------------------------------------------------------------------------------
Years Ended October 31,                 2000      1999    1998     1997    1996(b)
------------------------------------------------------------------------------------
Net asset value, beginning of period  $11.75    $10.36   $14.56  $12.85   $12.00
                                      ----------------------------------------------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income (loss) (c)     (.11)     (.04)      .06     .02    (.02)
------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions   (.54)(g)    1.46   (4.23)    1.67      .86
                                      ----------------------------------------------
------------------------------------------------------------------------------------
  Total from investment operations     (.65)      1.42   (4.17)    1.69      .84
------------------------------------------------------------------------------------
  Less distributions from:
  Net investment income                   --     (.04)    (.06)   (.03)       --
                                      ----------------------------------------------
------------------------------------------------------------------------------------
  Total distributions                     --     (.04)    (.06)   (.03)       --
------------------------------------------------------------------------------------
  Redemption fees                        .01       .01      .03     .05      .01
------------------------------------------------------------------------------------
Net asset value, end of period        $11.11    $11.75   $10.36  $14.56   $12.85
                                      ----------------------------------------------
------------------------------------------------------------------------------------
Total Return (%) (d)                  (5.45)     13.89   (28.54)  13.51   7.08(e)**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)    71       103      125     220       76
------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                        2.66(f)     2.77     2.31    2.33    3.79*
------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                        2.30(f)     2.25     2.16    2.00    2.00*
------------------------------------------------------------------------------------
Ratio of net investment income (loss)
(%)                                    (.87)     (.36)      .48     .11   (.32)*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)               42        64       45      62       20
------------------------------------------------------------------------------------


(a) On October 2, 2000 existing shares of the Fund were redesignated as Class S.

(b)      For the period May 8, 1996 (commencement of operations) to October 31,
         1996.

(c)      Based on monthly average shares outstanding during the period.

(d) Total returns would have been lower had certain expenses not been reduced.

(e) Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.

(f) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.56% and 2.23%, respectively (see Notes to Financial Statements).

(g) Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

*        Annualized

**       Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Emerging Markets Growth Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Maryland Corporation.

On October 2, 2000, the Fund commenced offering multiple classes of shares. Existing shares of the Fund were redesignated as Class S and the Fund commenced offering Class AARP shares. The two classes of shares provide investors with different purchase options. Shares of Class AARP are especially designed for members of AARP. Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes except that each class bears certain expenses unique to that class such as reorganization expenses (see Note F). Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements. Effective October 2, 2000, there are no class-specific expenses.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $39,192,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($27,365,000) and October 31, 2007 ($11,827,000), the respective expiration dates, whichever occurs first.

Net realized and unrealized gains of the Fund derived in India are subject to certain non-U.S. taxes.

The Fund was subject to a 0.38% Contribuicao Provisoria sobre Movimentacoes Financieras (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market until June 17, 2000. Effective June 18, 2000 the CPMF tax is 0.30%.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Redemption Fees. In general, shares of each class of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

B. Purchases and Sales of Securities

During the year ended October 31, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $40,869,065 and $68,728,541, respectively.

C. Related Parties

As described in Note F, Scudder Kemper Investments, Inc. has initiated a restructuring program for most of its Scudder no-load open-end funds. As part of this reorganization, the Fund entered into an Administrative Agreement. This agreement was effective October 2, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.25% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

The Adviser agreed to maintain the annualized expenses of the Fund at not more than 2.25% of average daily net assets until October 2, 2000. Certain expenses, such as reorganization, taxes, brokerage and interest expense are excluded from the expense limitation. Accordingly, the Adviser did not impose a portion of its management fee pursuant to the Agreement aggregating $345,066 for the period prior to October 2, 2000, and the amount imposed aggregated $972,815 for the year ended October 31, 2000. The management fee imposed is equivalent to an annual effective rate of 0.92% of the Fund's average daily net assets.

Administrative Fee. Effective October 2, 2000, the Fund, as approved by the Fund's Board of Directors, adopted an Administrative Agreement (the "Administrative Agreement") with Scudder Kemper. Under the Administrative Agreement, the Adviser provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by Scudder Kemper under its Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.65% of average daily net assets. As of the effective date of the Administrative Agreement, each service provider will continue to provide the services that it currently provides to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that Scudder Kemper will pay these entities for the provision of their services to the Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by Scudder Kemper under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the period October 2, 2000 through October 31, 2000, the Administrative Agreement expense charged to the Fund amounted to $39,285, all of which is unpaid at October 31, 2000.

Service Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. Prior to October 2, 2000, the amount charged to the Fund by SSC aggregated $262,382, of which $69,243 is unpaid at October 31, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. Prior to October 2, 2000, the amount charged to the Fund by STC aggregated $118,108, of which $30,230 is unpaid at October 31, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to October 2, 2000, the amount charged to the Fund by SFAC aggregated $101,747, of which $7,683 is unpaid at October 31, 2000.

The Class S shares of the Fund are one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Fund will be charged expenses that exceed the estimated savings to such Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. Prior to October 2, 2000, the Special Servicing Agreement expense charged to the Fund amounted to $110,789.

Effective October 2, 2000, the above fees will be paid by the Adviser in accordance with the Administrative Agreement.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended October 31, 2000, Directors' fees and expenses aggregated $44,825. In addition, a one-time fee of $68,893 was accrued by Class S prior to October 2, 2000 for payment to those Directors not affiliated with the Adviser who did not stand for re-election under the reorganization discussed in Note F. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $34,447 of such costs.

Other Related Parties. Effective October 2, 2000, Scudder Kemper has agreed to pay a fee to AARP and/or its affiliates in return for advice relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by Scudder Kemper. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. In addition, after December 29, 2000, Class S shares of the Fund will generally not be available to new investors.

G. Share Transactions

The following table summarizes shares of capital stock and dollar activity in the Fund:

                               Year Ended                          Year Ended
                            October 31, 2000                    October 31, 1999
                   ---------------------------------------------------------------------
                       Shares           Dollars          Shares           Dollars
Shares sold
-----------------------------------------------------------------------------------------------
Class AARP* ...             6,366   $       71,848               --   $           --
Class S** .....         1,652,866       23,023,940        2,001,721       22,608,308
                                    $   23,095,788                    $   22,608,308

Shares issued to shareholders in reinvestment of distributions
-----------------------------------------------------------------------------------------------
Class AARP* ...                --   $           --               --   $           --
Class S** .....                --               --           30,551          324,120
                                    $           --                    $      324,120
Shares redeemed
-----------------------------------------------------------------------------------------------
Class AARP* ...                --   $           --               --   $           --
Class S** .....       (3,948,612)     (53,458,775)      (5,348,452)     (59,360,116)
                                    $ (53,458,775)                    $ (59,360,116)
Redemption fees
-----------------------------------------------------------------------------------------------
Class AARP* ...                     $           --                    $           --
Class S** .....                             88,154                           149,185
                                    $       88,154                    $      149,185
Net increase (decrease)
-----------------------------------------------------------------------------------------------
Class AARP* ...             6,366   $       71,848               --   $           --
Class S** .....       (2,295,746)     (30,346,681)      (3,316,180)     (36,427,688)
                                    $ (30,274,833)                    $ (36,427,688)


* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.

** On October 2, 2000, existing shares of the Fund were redesignated as Class S shares.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder Emerging Markets Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Emerging Markets Growth Fund (the "Fund") at October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts                                PricewaterhouseCoopers LLP
December 20, 2000

Tax Information                                                      (Unaudited)
--------------------------------------------------------------------------------

The Fund paid foreign taxes of $147,469 and earned $147,469 of foreign source income during the year ended October 31, 2000. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.02 per share as income earned from foreign sources for the year ended October 31, 2000.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results                                          (Unaudited)
--------------------------------------------------------------------------------

A Special Meeting of Shareholders (the "Meeting") of Scudder Emerging Markets Growth Fund (the "fund"), a series of Scudder International Fund, Inc., was held on July 13, 2000, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1.  To elect Directors of Scudder International Fund, Inc.

                                                         Number of Votes:
   Director                                         For              Withheld
-----------------------------------------------------------------------------
   Henry P. Becton, Jr.                          4,143,265            78,881
   Linda C. Coughlin                             4,138,667            83,479
   Dawn-Marie Driscoll                           4,143,462            78,684
   Edgar R. Fiedler                              4,140,773            81,373
   Keith R. Fox                                  4,142,626            79,520
   Joan E. Spero                                 4,142,222            79,924
   Jean Gleason Stromberg                        4,141,818            80,328
   Jean C. Tempel                                4,142,320            79,826
   Steven Zaleznick                              4,136,679            85,467
------------------------------------------------------------------------------

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the fiscal year ending October 31, 2000.

                                    Number of Votes:
                                                                     Broker
         For                Against              Abstain            Non-Votes*
--------------------------------------------------------------------------------
      4,156,837              25,453               39,856                 0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Directors
--------------------------------------------------------------------------------

 Linda C. Coughlin*                     Joyce E. Cornell*
   o  President and Director              o  Vice President

 Henry P. Becton, Jr.                   Carol L. Franklin*
   o  Director; President, WGBH           o  Vice President
      Educational Foundation
                                        Edmund B. Games, Jr.*
 Dawn-Marie Driscoll                      o  Vice President
   o  Director; President, Driscoll
      Associates; Executive Fellow,     William F. Glavin*
      Center for Business Ethics,         o  Vice President
      Bentley College
                                        Joan Gregory*
 Edgar R. Fiedler                         o  Vice President
   o  Director; Senior Fellow and
      Economic Counsellor, The          James E. Masur*
      Conference Board, Inc.              o  Vice President

 Keith R. Fox                           Howard S. Schneider*
   o  Director; General Partner,          o  Vice President
      The Exeter Group of Funds
                                        Tien-Yu Sieh*
 Joan E. Spero                            o  Vice President
   o  Director; President, The Doris
      Duke Charitable Foundation        John Millette*
                                          o  Vice President and Secretary
 Jean Gleason Stromberg
   o  Director; Consultant              Kathryn L. Quirk*
                                          o  Vice President and
 Jean C. Tempel                              Assistant Secretary
   o  Director; Managing Director,
      First Light Capital, LLC          John R. Hebble*
                                          o  Treasurer
 Steven Zaleznick
   o  Director; President and           Brenda Lyons*
      Chief Executive Officer,            o  Assistant Treasurer
      AARP Services, Inc.
                                        Caroline Pearson*
 Thomas V. Bruns*                         o  Assistant Secretary
   o  Vice President
                                        *Scudder Kemper Investments, Inc.
 Irene T. Cheng*
   o  Vice President

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder Corporate Bond Fund                 Scudder Gold Fund
  Scudder High Yield Bond Fund
                                            Regional
Global Income                                 Scudder Greater Europe Growth Fund
  Scudder Global Bond Fund                    Scudder Pacific Opportunities Fund
  Scudder Emerging Markets Income Fund        Scudder Latin America Fund
                                              The Japan Fund, Inc.
Asset Allocation
  Scudder Pathway Conservative Portfolio    Industry Sector Funds
  Scudder Pathway Balanced Portfolio          Scudder Health Care Fund
  Scudder Pathway Growth Portfolio            Scudder Technology Fund

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund




                                       42

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           www.scudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER
INVESTMENTS(SM)
[LOGO]

AARP Investment
Program from Scudder
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Funds
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
www.scudder.com


A member of the [LOGO] Zurich Financial Services Group